POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and to sign any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of March, 2006.

/s/ LAWRENCE TOMCHIN

Lawrence Tomchin

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and to sign any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of March, 2006.

/s/ ROBERT DAVIDOFF

Robert Davidoff

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and to sign any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of March, 2006.

/s/ LEE FISHER

Lee Fisher

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and to sign any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of March, 2006.

/s/ CHARLES A. ELCAN

Charles A. Elcan

POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a director or officer, or both, of REX Stores Corporation, a Delaware corporation (the “Company”), hereby constitutes and appoints Stuart A. Rose and Edward M. Kress, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and to sign any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and any one of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 30th day of March, 2006.

/s/ DAVID S. HARRIS

David S. Harris